SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment no. __)


Filed by the Registrant    [ ]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             PINNACLE SYSTEMS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                             PINNACLE SYSTEMS, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                             [PINNACLE SYSTEMS LOGO]


TO THE SHAREHOLDERS:

         The Board of Directors of Pinnacle Systems, Inc. (the "Company") has called a Special Meeting of Shareholders (the "Special Meeting") as described in the enclosed Notice of Special Meeting of Shareholders and Proxy Statement. At the Special Meeting, the Shareholders will be asked to (i) approve an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue, from 15,000,000 to 30,000,000 shares and (ii) to approve an amendment of the Company's Bylaws to increase to nine the maximum number of directors on the Board of Directors.

         Although you are entitled to attend the Special Meeting and to vote in person, we encourage you to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.


                                                        /s/ Arthur D. Chadwick
                                                        ------------------------
                                                        Arthur D. Chadwick

                                                        Secretary

                             PINNACLE SYSTEMS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             To Be Held May 11, 1999

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PINNACLE SYSTEMS, INC., a California corporation (the "Company"), will be held on Tuesday, May 11, 1999, at 9:00 a.m., local time, at the Company's principal executive offices, 280 North Bernardo Avenue, Mountain View, California, for the following purposes:

         1. To approve an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 15,000,000 to 30,000,000.

         2.       To approve an amendment to the Company's Bylaws to increase to
                  nine  the  maximum   number  of  directors  on  the  Board  of
                  Directors.

         3. To transact such other business as may properly come before the Special Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 31, 1999 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.


                                                             Sincerely,

                                                             Arthur D. Chadwick
                                                             Secretary

Mountain View, California
April 8, 1999

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.
           IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU
     ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY
               AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                             PINNACLE SYSTEMS, INC.

                           ---------------------------

                               PROXY STATEMENT FOR

                         SPECIAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of PINNACLE SYSTEMS, INC., a California corporation (the "Company" or "Pinnacle"), for use at the a Special Meeting of Shareholders (the "Special Meeting") to be held Tuesday, May 11, 1999, at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Company's principal executive offices located at 280 North Bernardo Avenue, Mountain View, California 94043, and its telephone number at that location is
(650) 237-1600.

         These proxy solicitation materials were first mailed on or about April 8, 1999 to all shareholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

         Shareholders of record at the close of business on March 31, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of common shares outstanding, designated Common Stock, no par value. At the Record Date, 11,152,087 shares of the Company's Common Stock were issued and outstanding and held of record by 324 shareholders. No shares of the Company's Preferred Stock were outstanding.

         The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of March 31, 1999 as to
(i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer of the Company and the next four most highly compensated executive officers of the Company during the fiscal year ended June 30, 1998 and (iv) all directors and executive officers as a group.

                                                                                                Common Stock       Approximate
                 Five Percent Shareholders, Directors                                           Beneficially       Percentage
                    and Certain Executive Officers                                                Owned(1)           Owned (2)
                    ------------------------------                                                --------           ---------
Morgan Stanley Dean Witter & Co. (3) .................................................             736,000              6.6%
   1585 Broadway
   New York, NY 10036

Entities affiliated with Putnam Investments, Inc. (4) ................................             665,656              6.0%
   One Post Office Square
   Boston, Massachusetts 02109

Mark L. Sanders ......................................................................             163,729              1.5%

Ajay Chopra ..........................................................................             120,061              1.1%

Charles J. Vaughan ...................................................................              47,514              *

William Loesch .......................................................................              34,270              *

Glenn E. Penisten ....................................................................              29,568              *

Nyal D. McMullin .....................................................................              15,579              *

Robert Wilson ........................................................................              25,510              *

John Lewis ...........................................................................               6,979              *

Kevin Hunt ...........................................................................               2,166              *

L. Gregory Ballard ...................................................................                 729              *

All directors and executive officers as a group (16 persons) .........................             574,288              5.0%

-------------
Less than 1%

(1) Includes the following shares subject to options to purchase shares of Common Stock that are currently exercisable or will be exercisable within 60 days of March 31, 1999: Mark L. Sanders (124,314); Ajay Chopra (51,520); Charles Vaughan (6,979); William Loesch (33,520); Glenn E. Penisten (6,979); Nyal D. McMullin (6,979); Robert Wilson (24,023); John Lewis (6,979); Kevin Hunt (2,166); L. Gregory Ballard (729) and for all directors and officers as a group (385,536).
(2) Applicable percentage of ownership is based on 11,152,087 shares of Common Stock outstanding as of March 31, 1999 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after March 31, 1999 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
(3) Reflects ownership as reported on Schedule 13G dated February 2, 1999 filed with the Securities and Exchange Commission by Morgan Stanley Dean Witter & Co. relating to accounts managed on a discretionary basis by Morgan Stanley Dean Witter & Co. which are known to have the right to or power to direct the receipt of dividends from or the proceeds from the sale of such securities.
(4) Reflects ownership as reported on Schedule 13G/A dated February 11, 1999 filed with the Securities and Exchange Commission by Putnam Investments, Inc. Putnam Investments, Inc. ("PI"), which is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. ("MMC"), wholly owns two registered investment advisors, Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PIM has shared dispositive power over 517,114 shares of the Company's Common Stock and PAC has shared dispositive power over 148,542 shares of the Company's Common Stock (and shared voting power over 93,800 of such shares). Pursuant to Rule 13(d)-4, MMC and PI declared that the filing of the 13G should not be deemed an admission by either or both of them that they are, for the purposes of
     Section 13(d) or 13(q) the beneficial owner of the shares beneficially owned by PAC or PIM and that neither of them have any power to vote or dispose of, or direct the voting or disposition of, any of the shares beneficially owned by PAC or PIM. The address for Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

                                       2

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or attending the meeting and voting in person.

Voting and Solicitation

         Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder on the Record Date. A quorum comprising the holders of a majority of the outstanding shares of Common Stock on the Record Date must be present or represented for the transaction of business at the Special Meeting. Abstentions and broker nonvotes will be counted in establishing the quorum.

         This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Deadline for Receipt of Shareholder Proposals for 1999 Annual Meeting

         Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy roles promulgated by the Securities and Exchange Commission. Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than May 19, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. If a shareholder intends to submit a proposal at the 1999 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must do so no later than August 2, 1999. If such shareholder fails to comply with the foregoing notice provisions, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 1999 Annual Meeting.

                                  PROPOSAL ONE

                     AMENDMENT OF ARTICLES OF INCORPORATION

Introduction

         The Company's Articles of Incorporation, as currently in effect (the "Articles"), provide that the Company's authorized capital stock shall consist of 15,000,000 shares of Common Stock (the "Common Stock"), no par value, and 5,000,000 shares of Preferred Stock, (the "Preferred Stock"), no par value.

         On March 24, 1998, the Company's Board of Directors authorized an amendment of the Articles (the "Amendment"), subject to shareholder approval, to increase the number of shares of Common Stock authorized for issuance under the Articles by 15,000,000 shares to a total of 30,000,000 shares. If the Amendment is adopted, it will become effective upon the filing of the Amendment with the Secretary of State of the State of California. Under the proposed amendment, paragraphs (A) and (B) of Article III of the Articles would be amended to read as follows:

         (A) This corporation is authorized to issue 35,000,000 shares of its capital stock, which shall be divided into two classes known as "Common Stock" and "Preferred Stock."

         (B) The total number of Common Stock which this corporation is authorized to issue is 30,000,000 and the total number of Preferred Stock which this corporation is authorized to issue is 5,000,000."

         The shareholders are being asked to approve such Amendment. The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the shareholders, except for those instances in which applicable law or stock exchange rules require shareholder approval.

Current Use of Shares


         As of the Record Date, the Company has approximately 11,152,087 shares of Common Stock outstanding and approximately 2,675,982 subject to outstanding options under the Company's employee stock plans and approximately 679,371 are available for grant or purchase under the Company's employee stock plans. Additionally, 25,000 shares are reserved for issuance upon conversion of the Series A Participating Preferred Stock that has been reserved in connection with the Company's preferred share rights plan and 26,918 shares are reserved for issuance in connection with warrants assumed by the Company in connection with its acquisition of Truevision, Inc. in March 1999. Therefore, the Company's total share requirement as of the Record Date was 14,559,358 shares.

Purpose of the Proposed Amendment


         The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a special meeting of shareholders. The Board of Directors believes that the availability of such additional shares of Common Stock will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified in the future. Such future activities may include, without limitation, raising equity capital, adopting additional employee stock plans or reserving additional shares for issuance under its existing employee stock plans, and making acquisitions through the use of stock. Other than as permitted or required under the Company's existing employee stock plans and outstanding options, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purposes.

         The Board of Directors believes that the proposed increase in the authorized Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Possible Effects of the Proposed Amendment

         If the stockholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the shareholders of the Company, except as provided under California corporate law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Under the Company's Articles, the Company's shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Company's Common Stock. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current shareholders.

         In addition to the corporate purposes discussed above, the proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

         The Company adopted a Preferred Shares Rights Agreement in December 1996, as amended in May 1998 (the "Rights Agreement"). The Rights Agreement is designed to protect shareholders from proposed takeovers and other abusive takeover tactics, which the Board of Directors believes are not in the best interest of shareholders, by providing shareholders with certain rights to acquire capital stock of the Company or of an acquiring entity upon the occurrence of certain events. A copy of the Rights Agreement was filed (as amended and restated) on May, 19, 1998. Although the Rights Agreement provides for the issuance of the Company's Preferred Stock in the event rights become exercisable under the terms of the Rights Agreement, the Company may, under certain circumstances, be required to issue a substantial number of shares of Common Stock. A failure to have a sufficient number of shares available could result in a delay or failure of implementation of the Rights Agreement. An increase in the authorized number of shares of Common Stock could therefore make a change in control of the Company more difficult by facilitating the operation of the Rights Agreement.

Vote Required; Recommendation of the Board of Directors

         Affirmative votes constituting a majority of the shares of outstanding Common Stock on the Record Date and entitled to vote will be required to approve the Amendment to the Company's Articles. Since the required vote of the shareholders is based upon the number of outstanding shares of Common Stock, rather than on shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the Special Meeting, including Abstentions and "broker non-votes" will have the same effect as a vote against the approval of the amendment to the Articles. Upon the execution and return of the enclosed form of Proxy, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted "FOR" the approval of the proposed Amendment.


    The Company's Board of Directors recommends that shareholders vote "FOR"
                 the Amendment to the Articles of Incorporation.

                                  PROPOSAL TWO

                        AMENDMENT TO THE COMPANY'S BYLAWS

         At the Special Meeting, shareholders are being asked to approve an amendment of the Company's Bylaws to authorize an increase in the maximum number of directors authorized to serve on the Board of Directors. The Company's Bylaws currently authorize a maximum number of seven directors to serve on the Board of Directors. By resolution of the Board of Directors, the exact number of directors has been set at seven. The Company's Board of Directors has adopted, subject to shareholder approval, an amendment to the Bylaws that would increase the maximum number of directors authorized to serve on the Company's Board of Directors to nine.

         If the proposal to amend the Bylaws is approved, Section 3.2 of Article III of the Company's Bylaws would be amended and restated in its entirety as follows:

                           "3.2 Number of Directors.  The number of directors of
                  the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be eight (8) until changed, within the limits specified above, by a By-Law amending this Section 3.2, duly adopted by the board of directors or by the shareholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this by-law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon.

                           No  reduction of the  authorized  number of directors
                  shall have the effect of removing any director before the director's term of office expires."

Purpose of the Amendment

         The purpose of the Amendment to the Bylaws is to provide the Board of Directors with flexibility to select additional directors who might add valuable experience to the Board of Directors without having to have a current director resign.

Vote Required; Recommendation of the Board of Directors

         Affirmative votes of a majority of the shares of outstanding Common Stock on the Record Date and entitled to vote will be required to approve the amendment to the Bylaws. Since the required vote of the shareholders is based upon the number of outstanding shares of Common Stock, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the Special Meeting, including abstentions and "broker non-votes", will have the same effect as a vote against the approval of the amendment to the Bylaws.

    The Company's Board of Directors recommends that shareholders vote "FOR"
                          the Amendment to the Bylaws.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                                    THE BOARD OF DIRECTORS


Dated: April 8, 1999

                                                                      Appendix A

--------------------------------------------------------------------------------
PROXY                                                                      PROXY
                             PINNACLE SYSTEMS, INC.

             PROXY FOR SPECIAL MEETING OF SHAREHOLDERS MAY 11, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of PINNACLE SYSTEMS, INC., a California corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated April 8, 1999, and hereby appoints Mark L. Sanders and Arthur D. Chadwick, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of PINNACLE SYSTEMS, INC. to be held on May 11, 1999 at 9:00 a.m., local time, at the Company's principal executive offices, 280 North Bernardo Avenue, Mountain View, California 94043, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION AND FOR THE AMENDMENT OF THE COMPANY'S BYLAWS, OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

                 (Continued, and to be signed on the other side)

--------------------------------------------------------------------------------

                           -- FOLD AND DETACH HERE --

--------------------------------------------------------------------------------
                                                                     Please mark
                                                                  [X] your votes
                                                                       like this

1.   Proposal  to  approve  the   amendment   of  the   Company's   Articles  of
     Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 15,000,000 to 30,000,000.

         [_] FOR         [_] AGAINST          [_] ABSTAIN

2. Proposal to approve an amendment to the Company's Bylaws to increase to nine the maximum number of directors on the Board of Directors.

         [_] FOR         [_] AGAINST          [_] ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting, including any motion to adjourn to a later date to permit for the solicitation of proxies or before any adjournment or adjournments thereof.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [_]

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Signature(s)_____________________________________________Dated:___________, 1999

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

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